November 22, 1999



PERSONAL AND CONFIDENTIAL
-------------------------

The Board of Directors
CNY Financial Corporation
1 North Main Street
Cortland, NY 13045

Attention:    Mr. Harvey Kaufman
              Chairman of the Board of Directors


Gentlemen:

This letter agreement confirms our understanding of the engagement of CIBC World Markets Corp. ("CIBC World Markets") by CNY Financial Corporation (together with its subsidiaries and affiliates, the "Company") to act as exclusive financial advisor to the Company in connection with a possible sale or other transfer, directly or indirectly and whether in one or a series of transactions, of all or a significant portion of the assets or securities of the Company or any extraordinary corporate transaction involving a change in control of the Company, regardless of the form or structure of such transaction (the "Transaction").

SERVICES. During the term of this engagement, CIBC World Markets will provide you with financial advice and assistance in connection with the Transaction, which may involve, to the extent requested by you and appropriate for the Transaction, advice and assistance in connection with defining strategic and financial objectives, identifying potential parties to a Transaction, assisting in the preparation of a confidential memorandum describing the Company and related materials for distribution to such parties, reviewing financial information and assisting in negotiations of the financial terms and structure of the Transaction. At your request, we also will render an opinion as to the fairness, from a financial point of view, of the consideration to be received by the Company or the holders of its common stock, as the case may be, in connection with a Transaction (or, in the case of a Transaction involving an exchange of securities, the exchange ratio) (the "Opinion"), subject to the approval of CIBC World Markets' M & A Committee. CIBC World Markets consents to the inclusion of the Opinion in its entirety and any references to such Opinion in any prospectus, proxy statement or solicitation/recommendation statement required to be distributed to the Company's shareholders in connection with a Transaction so long as such inclusion or reference is in form and substance acceptable to CIBC World Markets and its counsel. If you should request us to provide additional services not otherwise contemplated by this letter agreement, the Company and CIBC World Markets will enter into an additional letter agreement which will set forth the nature and scope of the services, appropriate compensation and other customary matters, as mutually agreed upon by the Company and CIBC World Markets.

In order to coordinate the efforts in connection with a Transaction, the Company and CIBC World Markets promptly will inform and consult with each other with
respect  to  inquiries   received  from  third  parties  in  connection  with  a
Transaction.

COMPENSATION. In connection with this engagement, the Company agrees to pay us a transaction fee equal to 1.20% of Transaction Value (as defined below), payable in cash on the closing date of a Transaction if, during the term of this engagement or within 12 months thereafter, a Transaction is consummated or an agreement is entered into that subsequently results in a Transaction. Upon the earlier of the oral or written delivery of the Opinion to the Company's Board of Directors, CIBC World Markets shall be paid a fee of $300,000 (the "Opinion Fee"). No portion of the Opinion Fee paid in connection with the Opinion shall be contingent on the views expressed therein. The Opinion Fee will be credited against the transaction fee.

As used in this letter agreement, "Transaction Value" means the total value of all consideration (including cash, securities or other property) paid or received or to be paid or received, directly or indirectly, in connection with a Transaction in respect of the assets of the Company or the outstanding securities of the Company on a fully diluted basis (treating any securities issuable upon the exercise of options, warrants or other convertible securities and any securities to be redeemed as outstanding), plus the amount of any debt (including capitalized leases) and any other liabilities of the Company outstanding or assumed, refinanced or extinguished in connection with a Transaction, and amounts payable in connection with a Transaction in respect of employment or consulting agreements, agreements not to compete or similar arrangements. If the Transaction takes the form of a recapitalization or similar transaction, "Transaction Value" will also include the value of all shares retained by the shareholders of the acquired company. If any portion of Transaction Value is payable in the form of securities, the value of such securities, for purposes of calculating our transaction fee, will be determined based on the average closing price for such securities for the 20 trading days prior to the closing of the Transaction. In the case of securities that do not have an existing public market, our transaction fee will be determined based on the fair market value of such securities as mutually agreed upon in good faith by the Company and CIBC World Markets prior to the closing of the Transaction. Fees on amounts paid into escrow will be payable upon the establishment of such escrow. Fees relating to contingent payments other than escrowed amounts will be calculated based on the present value of the reasonably expected maximum amount of such contingent payments as determined in good faith by the Company and CIBC World Markets prior to the closing of the Transaction, utilizing a discount rate equal to the prime rate published in The Wall Street Journal on the last business day preceding the closing of the Transaction.

The Company also agrees to periodically reimburse CIBC World Markets promptly when invoiced for all of its reasonable out-of-pocket expenses (including reasonable fees and expenses of its legal counsel) in connection with the performance of its services hereunder, regardless of whether a Transaction occurs. Upon termination or expiration of this letter agreement or completion of a Transaction, the Company agrees to pay promptly in cash any unreimbursed expenses that have accrued as of such date; provided, that, except as otherwise contemplated by Annex A hereto, expenses in excess of $10,000 will require the consent of the Company (which consent will not be unreasonably withheld).

To the extent officers of CIBC World Markets assist in, or provide testimony in trial or deposition for any action, suit or proceeding relating to a Transaction or our engagement hereunder, the Company will pay CIBC World Markets a per diem charge for the services of such officers in an amount to be mutually agreed upon by the Company and CIBC World Markets prior to such assistance.

TERM. The term of this engagement will extend until January 6, 2001 and will automatically terminate upon the closing or termination of the Transaction, provided, that either party may terminate this letter agreement by giving the other party at least thirty (30) days prior written notice to that effect. The Company agrees that the provisions relating to the payment of fees, reimbursement of expenses, indemnification and contribution, confidentiality and waiver of the right to trial by jury will survive any such termination.

INDEMNIFICATION. As CIBC World Markets will be acting on your behalf, the Company agrees to indemnify CIBC World Markets and certain related parties in the manner set forth in Annex A which is attached and incorporated by reference in its entirety to this letter agreement.

USE OF INFORMATION. The Company will furnish (or will use reasonable efforts to cause other potential parties to the Transaction to furnish) to CIBC World Markets such information as CIBC World Markets believes appropriate to its assignment (the "Information"). The Company hereby agrees and represents that all Information relating to the Company furnished to CIBC World Markets will be accurate and complete in all material respects at the time provided, and that, if the Company is aware of any Information becoming materially inaccurate, incomplete or misleading during the term of CIBC World Markets' engagement hereunder, the Company will promptly advise CIBC World Markets. The Company recognizes and confirms that CIBC World Markets assumes no responsibility for the accuracy and completeness of the Information and will be using and relying upon the Information (and information available from generally recognized public sources) without assuming responsibility for independent verification or independent evaluation of any of the assets or liabilities of the Company.

The Company acknowledges that in performing its services, CIBC World Markets is acting as an independent contractor with duties owing solely to the Company. The Company further acknowledges that any service, information or advice, including the Opinion, provided by CIBC World Markets to the Company in connection with this engagement is for the confidential use of the Board of Directors and senior management of the Company and may not be disclosed or referred to publicly or to any third party, without our prior written consent, which consent will not be unreasonably withheld. CIBC World Markets will treat confidentially any material non-public information relating to the Company provided by the Company to CIBC World Markets during the term of this engagement, except as (a) required in order to perform our services under this engagement, including disclosing such information to its officers, employees, agents and other representatives as necessary, (b) such information becomes publicly available other than by disclosure by CIBC World Markets in violation of the terms hereof or (c) otherwise required by law or judicial or regulatory process.

MISCELLANEOUS. This letter agreement will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. The Company irrevocably submits to the jurisdiction of any court of the State of New York for the purpose of any suit, action or other proceeding arising out of this letter agreement or our engagement hereunder.

Each of the Company and CIBC World Markets hereby waives any right it may have to a trial by jury in respect of any claim brought by or on behalf of either party based upon, arising out of or in connection with this letter agreement, our engagement hereunder or the transactions contemplated hereby.

The Company represents and warrants to CIBC World Markets that there are no brokers, representatives or other persons which have an interest in compensation due to CIBC World Markets from any Transaction or our services contemplated herein.

CIBC  World   Markets  may,  at  our  own  expense,   place   announcements   or
advertisements in financial newspapers and journals describing our services hereunder.

This letter agreement may not be amended or modified except in writing signed by the Company and CIBC World Markets and may be executed in two or more counterparts, each of will be deemed to be an original, but all of which will constitute one and the same agreement. All rights, liabilities and obligations hereunder will be binding upon and inure to the benefit of the Company, CIBC World Markets, each Indemnified Party (as defined in Annex A) and their respective successors and assigns.

Please confirm our mutual understanding of this engagement by signing and returning to us the enclosed duplicate copy of this letter agreement. We are pleased that you have engaged us to act as your financial advisor and are looking forward to working with you on this assignment.

                                                     Very truly yours,

                                                     CIBC WORLD MARKETS CORP.


                                                     By:_______________________
                                                          Mary Anne Callahan
                                                          Managing Director


Agreed to and accepted as of the above date.

CNY Financial Corporation


By:
      ----------------------------------
      Harvey Kaufman
      Chairman of the Board of Directors

CNY FINANCIAL
DATE:  NOVEMBER 22, 1999
                            ANNEX A: INDEMNIFICATION
The Company agrees to indemnify CIBC World Markets, its employees, directors, officers, agents, affiliates, and each person, if any, who controls it within the meaning of either Section 20 of the Securities Exchange Act of 1934 or
Section 15 of the Securities Act of 1933 (each such person, including CIBC World Markets, is referred to as "Indemnified Party") from and against any losses, claims, damages and liabilities, joint or several (including all legal or other expenses reasonably incurred by an Indemnified Party in connection with the preparation for or defense of any threatened or pending claim, action or proceeding, whether or not resulting in any liability) ("Damages"), to which such Indemnified Party, in connection with its services or arising out of its engagement hereunder, may become subject under any applicable Federal or state law or otherwise, including but not limited to liability (i) caused by or arising out of an untrue statement or an alleged untrue statement of a material fact or the omission or alleged omission to state a material fact necessary in order to make a statement not misleading in light of the circumstances under which it was made, (ii) caused by or arising out of any act or failure to act or
(iii) arising out of CIBC World Markets' engagement or the rendering by any Indemnified Party of its services under this Agreement; provided, however, that the Company will not be liable to the Indemnified Party hereunder to the extent that any Damages are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of the Indemnified Party seeking indemnification hereunder.

These indemnification provisions shall be in addition to any liability which the Company may otherwise have to any Indemnified Party.

If for any reason, other than a final non-appealable judgment finding an Indemnified Party liable for Damages for its gross negligence, bad faith or willful misconduct the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the Company and its shareholders on the one hand and CIBC World Markets on the other, but also the relative fault of the Company and the Indemnified Party as well as any relevant equitable considerations, subject to the limitation that in no event shall the total contribution of all Indemnified Parties to all such Damages exceed the amount of fees actually received and retained by CIBC World Markets hereunder.

Promptly after receipt by the Indemnified Party of notice of any claim or of the commencement of any action in respect of which indemnity may be sought, the Indemnified Party will notify the Company in writing of the receipt or commencement thereof and the Company shall have the right to assume the defense of such claim or action (including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of fees and expenses of such counsel), provided that the Indemnified Party shall have the right to control its defense if, in the opinion of its counsel, the Indemnified Party's defense is unique or separate to it as the case may be, as opposed to a defense pertaining to the Company. In any event, the Indemnified Party shall have the right to retain counsel reasonably satisfactory to the Company, at the Company's expense, to represent it in any claim or action in respect of which indemnity may be sought and agrees to cooperate with the Company and the Company's counsel in the defense of such claim or action, it being understood, however, that the Company shall not, in connection with any one such claim or action or separate, but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys, for all the Indemnified Parties unless the defense of one Indemnified Party is unique or separate from that of another Indemnified Party subject to the same claim or action. In the event that the Company does not promptly assume the defense of a claim or action, the Indemnified Party shall have the right to employ counsel reasonably satisfactory to the Company, at the Company's expense, to defend such claim or action. The omission by an Indemnified Party to promptly notify the Company of the receipt or commencement of any claim or action in respect of which indemnity may be sought will relieve the Company from any liability the Company may have to such Indemnified Party only to the extent that such a delay in notification materially prejudices the Company's defense of such claim or action. The Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld or delayed. Any obligation pursuant to this Annex shall survive the termination or expiration of this Agreement.